UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2025

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On April 29, 2025, Mathew Ellis notified Accel Entertainment, Inc. (the “Company”) that he will be resigning from his position as Chief Financial Officer of the Company, effective as of May 9, 2025, to pursue other career opportunities. Mr. Ellis’ resignation is not the result of any dispute or disagreement with the Company, the Company’s management or the Board of Directors of the Company (the “Board”) on any matter relating to the Company’s operations, policies or practices. In connection with the resignation, the Company entered into an amendment (the “Amendment”) to the Executive Employment Agreement, dated April 24, 2022, with Mr. Ellis solely to extend the term thereof to May 9, 2025.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.22(A) attached hereto, and the terms of which are incorporated by reference herein.
(c)
Effective as of May 9, 2025, the Board appointed Mark Phelan, the Company’s President, US Gaming, as its acting Chief Financial Officer while the Company conducts a search to fill the Chief Financial Officer position on a permanent basis.
Mr. Phelan’s biographical information is set forth in the Company’s definitive proxy statement filed on April 21, 2025 and is incorporated herein by reference.
There are no family relationships between Mr. Phelan and any director or executive officer of the Company, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On April 29, 2025, the Company also issued a press release announcing Mr. Ellis’ departure and the appointment of Mr. Phelan, a copy of which is attached hereto as Exhibit 99.1. The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.22(A)	Amendment to Executive Employment Agreement, dated April 29, 2025, by and between Accel Entertainment, Inc. and Mathew Ellis
99.1	Press Release dated April 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: April 29, 2025	By:	/s/ Scott Levin
Scott Levin
Chief Legal Officer and Corporate Secretary

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